                                                                               1
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
         PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (DEPOSITOR) COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-NRF1
--------------------------------------------------------------------------------
                           $836,916,000 (APPROXIMATE)
--------------------------------------------------------------------------------

The information included herein is provided solely by Prudential Securities Incorporated ("PSI"), CIBC Oppenheimer Corp. ("CIBCOPCO") and Morgan Stanley & Co. Incorporated ("MSDW") as Underwriters for the Prudential Securities Secured Financing Corporation Series 1999-NRF1 transaction. The analysis in this report is accurate to the best of the Underwriters' knowledge and is based on information provided by National Realty Funding L.C. ("NRF"), KeyCorp. ("KEY"), and CIBC Oppenheimer Corp. ("CIBCOPCO"), collectively known as the "Originators." Underwriters make no representations as to the accuracy of such information. All opinions and conclusions in this report reflect Underwriters' judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments or commercial mortgage loans. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, Underwriters do not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. Underwriters (or any of their affiliates) or their officers, directors, analysts or employees may have positions in securities, or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, or derivative instruments. In addition, Underwriters may make a market in the securities referred to herein, but are not obligated to do so. Finally, Underwriters have not addressed the legal, accounting and tax implications of the analysis with respect to you and the Underwriters strongly urge you to seek advice from your counsel, accountant and tax advisor.

Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, or derivative instruments mentioned herein.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               2
--------------------------------------------------------------------------------
                      STRUCTURAL AND COLLATERAL TERM SHEET
         PRUDENTIAL SECURITIES SECURED FINANCING CORPORATION (DEPOSITOR) COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1999-NRF1
                           $836,916,000 (APPROXIMATE)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    PUBLICLY OFFERED CLASSES STRESS SCENARIOS
--------------------------------------------------------------------------------

To illustrate the stability of the publicly offered Certificates, we have provided the following stress scenario.


Scenario 1   0%, 25%, 50%, 75%, 100% CPR after Lock-out and Yield Maintenance.

Scenario 2   0%, 25%, 50%, 75%, 100% CPR after Lock-out, Yield Maintenance and all fixed penalties.

Scenario 3   0%, 25%, 50%, 75%, 100% CPR after Lock-out, during Yield
             Maintenance.

Scenario 4   a.   2% CDR starting in month 25, 25% severity,  12 month lag to recovery.
             b.   4% CDR starting in month 25, 25% severity,  12 month lag to recovery.


THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               3
                                  PSSFC 99-NRF1

SCENARIO 1: PREPAYMENT BEGINS AFTER LOCKOUT AND YIELD MAINTENANCE PERIODS

CURRENT BALANCE: $190,500,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.374%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                 TOTAL CLASSES: 46
ORIGINAL BALANCE: $190,500,000.00               BOND A-1 BE-YIELD TABLE     YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                          ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                          CLASS SUMMARY
     98-16         6.748       6.789       6.806       6.818       6.839                                          BOND A-1
     98-20         6.719       6.758       6.774       6.786       6.805
     98-24         6.690       6.728       6.742       6.753       6.771                                          $190,500,000.00
     98-28         6.661       6.697       6.710       6.721       6.738
     99-00         6.632       6.666       6.679       6.688       6.704
     99-04         6.603       6.636       6.647       6.656       6.671
     99-08         6.574       6.605       6.616       6.624       6.638
     99-12         6.546       6.574       6.584       6.592       6.604

     99-16         6.517       6.544       6.553       6.560       6.571
     99-20         6.488       6.514       6.521       6.528       6.538
     99-24         6.460       6.483       6.490       6.496       6.505
     99-28         6.431       6.453       6.459       6.464       6.472
    100-00         6.403       6.423       6.428       6.432       6.439
    100-04         6.374       6.392       6.397       6.400       6.406
    100-08         6.346       6.362       6.366       6.368       6.373
    100-12         6.317       6.332       6.334       6.337       6.340

    100-16         6.289       6.302       6.304       6.305       6.307
    100-20         6.261       6.272       6.273       6.273       6.274
    100-24         6.233       6.242       6.242       6.242       6.242
    100-28         6.205       6.212       6.211       6.210       6.209
    101-00         6.176       6.183       6.180       6.179       6.177
    101-04         6.148       6.153       6.150       6.148       6.144
    101-08         6.120       6.123       6.119       6.116       6.112
    101-12         6.093       6.093       6.088       6.085       6.079

    101-16         6.065       6.064       6.058       6.054       6.047
    101-20         6.037       6.034       6.027       6.023       6.015
    101-24         6.009       6.005       5.997       5.992       5.982
    101-28         5.981       5.975       5.966       5.961       5.950
    102-00         5.954       5.946       5.936       5.930       5.918
    102-04         5.926       5.916       5.906       5.899       5.886
    102-08         5.898       5.887       5.876       5.868       5.854
    102-12         5.871       5.858       5.845       5.837       5.822

First Payment      0.056       0.056       0.056       0.056       0.056
Average Life       5.501       5.102       4.919       4.795       4.599
Last Payment       8.806       7.972       7.639       7.472       7.222
Mod.Dur. @ 100-16  4.382       4.126       4.003       3.918       3.781
Accrued Interest   0.425       0.425       0.425       0.425       0.425
Treas to Avg Life  5.292       5.284       5.279       5.275       5.267

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-1 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               4
                                  PSSFC 99-NRF1

SCENARIO 1: PREPAYMENT BEGINS AFTER LOCKOUT AND YIELD MAINTENANCE PERIODS

 CURRENT BALANCE: $486,554,000.00                                                DATED DATE: 03/01/99
          COUPON:  6.726%                                                        FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $486,554,000.00               BOND A-2 BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                         ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                         CLASS SUMMARY
     99-16         6.856       6.860       6.867       6.873       6.881                                         BOND A-2
     99-20         6.838       6.841       6.848       6.854       6.861
     99-24         6.819       6.823       6.829       6.835       6.841                                         $486,554,000.00
     99-28         6.801       6.804       6.810       6.816       6.822
    100-00         6.782       6.785       6.791       6.797       6.802
    100-04         6.764       6.767       6.772       6.778       6.782
    100-08         6.746       6.748       6.753       6.759       6.763
    100-12         6.727       6.729       6.735       6.740       6.743

    100-16         6.709       6.711       6.716       6.721       6.724
    100-20         6.691       6.692       6.697       6.702       6.704
    100-24         6.672       6.674       6.678       6.683       6.685
    100-28         6.654       6.656       6.660       6.664       6.665
    101-00         6.636       6.637       6.641       6.645       6.646
    101-04         6.618       6.619       6.623       6.626       6.627
    101-08         6.600       6.600       6.604       6.607       6.607
    101-12         6.582       6.582       6.585       6.589       6.588

    101-16         6.564       6.564       6.567       6.570       6.569
    101-20         6.545       6.546       6.548       6.551       6.550
    101-24         6.527       6.527       6.530       6.532       6.530
    101-28         6.509       6.509       6.512       6.514       6.511
    102-00         6.492       6.491       6.493       6.495       6.492
    102-04         6.474       6.473       6.475       6.477       6.473
    102-08         6.456       6.455       6.456       6.458       6.454
    102-12         6.438       6.437       6.438       6.440       6.435

    102-16         6.420       6.418       6.420       6.421       6.416
    102-20         6.402       6.400       6.402       6.403       6.397
    102-24         6.384       6.382       6.383       6.384       6.378
    102-28         6.367       6.364       6.365       6.366       6.359
    103-00         6.349       6.347       6.347       6.347       6.340
    103-04         6.331       6.329       6.329       6.329       6.321
    103-08         6.313       6.311       6.311       6.311       6.302
    103-12         6.296       6.293       6.293       6.292       6.283

First Payment      8.806       7.972       7.639       7.472       7.222
Average Life       9.416       9.265       9.114       8.972       8.643
Last Payment       9.806       9.806       9.722       9.722       9.472
Mod.Dur. @ 101-16  6.789       6.709       6.627       6.550       6.369
Accrued Interest   0.448       0.448       0.448       0.448       0.448
Treas to Avg Life  5.367       5.364       5.361       5.358       5.352

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-2 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               5
                                  PSSFC 99-NRF1

SCENARIO 1: PREPAYMENT BEGINS AFTER LOCKOUT AND YIELD MAINTENANCE PERIODS

 CURRENT BALANCE: $51,720,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.824%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $51,720,000.00                  BOND B BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                         ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                         CLASS SUMMARY
     99-16         6.956       6.956       6.957       6.959       6.967                                         BOND B
     99-20         6.938       6.938       6.939       6.941       6.949
     99-24         6.919       6.920       6.921       6.922       6.930                                         $51,720,000.00
     99-28         6.901       6.902       6.903       6.904       6.912
    100-00         6.884       6.884       6.885       6.886       6.893
    100-04         6.866       6.866       6.867       6.868       6.875
    100-08         6.848       6.848       6.849       6.850       6.857
    100-12         6.830       6.830       6.831       6.832       6.838

    100-16         6.812       6.812       6.813       6.815       6.820
    100-20         6.794       6.795       6.795       6.797       6.802
    100-24         6.776       6.777       6.777       6.779       6.784
    100-28         6.758       6.759       6.760       6.761       6.766
    101-00         6.741       6.741       6.742       6.743       6.747
    101-04         6.723       6.724       6.724       6.725       6.729
    101-08         6.705       6.706       6.706       6.708       6.711
    101-12         6.688       6.688       6.689       6.690       6.693

    101-16         6.670       6.671       6.671       6.672       6.675
    101-20         6.652       6.653       6.654       6.655       6.657
    101-24         6.635       6.635       6.636       6.637       6.639
    101-28         6.617       6.618       6.618       6.619       6.621
    102-00         6.600       6.600       6.601       6.602       6.603
    102-04         6.582       6.583       6.583       6.584       6.585
    102-08         6.565       6.565       6.566       6.567       6.567
    102-12         6.547       6.548       6.548       6.549       6.550

    102-16         6.530       6.530       6.531       6.532       6.532
    102-20         6.513       6.513       6.514       6.514       6.514
    102-24         6.495       6.496       6.496       6.497       6.496
    102-28         6.478       6.478       6.479       6.479       6.479
    103-00         6.460       6.461       6.462       6.462       6.461
    103-04         6.443       6.444       6.444       6.445       6.443
    103-08         6.426       6.426       6.427       6.427       6.426
    103-12         6.409       6.409       6.410       6.410       6.408

First Payment      9.806       9.806       9.722       9.722       9.472
Average Life       9.806       9.806       9.796       9.763       9.505
Last Payment       9.806       9.806       9.806       9.806       9.639
Mod.Dur. @ 101-16  6.957       6.957       6.952       6.936       6.805
Accrued Interest   0.455       0.455       0.455       0.455       0.455
Treas to Avg Life  5.374       5.374       5.374       5.373       5.368

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND B AA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               6
                                  PSSFC 99-NRF1

SCENARIO 1: PREPAYMENT BEGINS AFTER LOCKOUT AND YIELD MAINTENANCE PERIODS

CURRENT BALANCE: $47,018,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.972%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND C BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                         ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                         CLASS SUMMARY
     99-16         7.107       7.108       7.109       7.109       7.109                                         BOND C
     99-20         7.089       7.090       7.091       7.091       7.091
     99-24         7.071       7.072       7.073       7.073       7.072                                         $47,018,000.00
     99-28         7.053       7.054       7.055       7.055       7.054
    100-00         7.035       7.036       7.036       7.037       7.036
    100-04         7.017       7.018       7.018       7.019       7.017
    100-08         6.999       7.000       7.000       7.001       6.999
    100-12         6.981       6.982       6.982       6.983       6.981

    100-16         6.963       6.964       6.964       6.965       6.963
    100-20         6.945       6.946       6.946       6.947       6.944
    100-24         6.927       6.928       6.929       6.929       6.926
    100-28         6.909       6.910       6.911       6.911       6.908
    101-00         6.892       6.892       6.893       6.893       6.890
    101-04         6.874       6.874       6.875       6.875       6.872
    101-08         6.856       6.857       6.857       6.857       6.854
    101-12         6.838       6.839       6.839       6.840       6.836

    101-16         6.821       6.821       6.822       6.822       6.818
    101-20         6.803       6.804       6.804       6.804       6.800
    101-24         6.785       6.786       6.786       6.786       6.782
    101-28         6.768       6.768       6.769       6.769       6.764
    102-00         6.750       6.751       6.751       6.751       6.746
    102-04         6.732       6.733       6.734       6.734       6.728
    102-08         6.715       6.716       6.716       6.716       6.711
    102-12         6.697       6.698       6.698       6.698       6.693

    102-16         6.680       6.681       6.681       6.681       6.675
    102-20         6.662       6.663       6.663       6.663       6.657
    102-24         6.645       6.646       6.646       6.646       6.640
    102-28         6.628       6.628       6.629       6.628       6.622
    103-00         6.610       6.611       6.611       6.611       6.604
    103-04         6.593       6.593       6.594       6.594       6.587
    103-08         6.576       6.576       6.576       6.576       6.569
    103-12         6.558       6.559       6.559       6.559       6.552

First Payment      9.806       9.806       9.806       9.806       9.639
Average Life       9.852       9.839       9.825       9.807       9.639
Last Payment       9.889       9.889       9.889       9.889       9.639
Mod.Dur. @ 101-16  6.931       6.925       6.918       6.909       6.826
Accrued Interest   0.465       0.465       0.465       0.465       0.465
Treas to Avg Life  5.375       5.375       5.374       5.374       5.371

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND C A CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               7
                                  PSSFC 99-NRF1

SCENARIO 1: PREPAYMENT BEGINS AFTER LOCKOUT AND YIELD MAINTENANCE PERIODS

CURRENT BALANCE: $47,018,000.00                                                   DATED DATE: 03/01/99
          COUPON:  7.435%                                                       FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND D BE-YIELD TABLE      YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                           ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                           CLASS SUMMARY
     96-00         8.022       8.037       8.051       8.061       8.078                                           BOND D
     96-04         8.004       8.019       8.032       8.042       8.059
     96-08         7.985       8.000       8.013       8.023       8.039                                           $47,018,000.00
     96-12         7.967       7.981       7.995       8.004       8.020
     96-16         7.948       7.963       7.976       7.985       8.001
     96-20         7.930       7.944       7.957       7.966       7.981
     96-24         7.912       7.926       7.938       7.947       7.962
     96-28         7.893       7.907       7.920       7.928       7.943

     97-00         7.875       7.889       7.901       7.910       7.924
     97-04         7.857       7.870       7.882       7.891       7.904
     97-08         7.839       7.852       7.864       7.872       7.885
     97-12         7.820       7.833       7.845       7.853       7.866
     97-16         7.802       7.815       7.827       7.835       7.847
     97-20         7.784       7.797       7.808       7.816       7.828
     97-24         7.766       7.778       7.790       7.797       7.809
     97-28         7.748       7.760       7.771       7.779       7.790

     98-00         7.730       7.742       7.753       7.760       7.771
     98-04         7.712       7.724       7.734       7.742       7.752
     98-08         7.694       7.706       7.716       7.723       7.733
     98-12         7.676       7.687       7.698       7.705       7.715
     98-16         7.658       7.669       7.679       7.686       7.696
     98-20         7.640       7.651       7.661       7.668       7.677
     98-24         7.622       7.633       7.643       7.649       7.658
     98-28         7.604       7.615       7.625       7.631       7.639

     99-00         7.587       7.597       7.607       7.613       7.621
     99-04         7.569       7.579       7.588       7.594       7.602
     99-08         7.551       7.561       7.570       7.576       7.584
     99-12         7.533       7.543       7.552       7.558       7.565
     99-16         7.516       7.526       7.534       7.540       7.546
     99-20         7.498       7.508       7.516       7.521       7.528
     99-24         7.480       7.490       7.498       7.503       7.509
     99-28         7.463       7.472       7.480       7.485       7.491

First Payment      9.889       9.889       9.889       9.889       9.639
Average Life      10.531      10.379      10.220      10.082       9.801
Last Payment      10.639      10.639      10.639      10.389      10.222
Mod.Dur. @  98-00  7.036       6.969       6.898       6.836       6.706
Accrued Interest   0.496       0.496       0.496       0.496       0.496
Treas to Avg Life  5.386       5.383       5.381       5.379       5.374

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND D BBB CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               8
                                  PSSFC 99-NRF1

SCENARIO 1: PREPAYMENT BEGINS AFTER LOCKOUT AND YIELD MAINTENANCE PERIODS

 CURRENT BALANCE: $14,106,000.00                                                 DATED DATE: 03/01/99
          COUPON:  7.435%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $14,106,000.00                  BOND E BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                         ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                         CLASS SUMMARY
     89-00         9.103       9.108       9.112       9.136       9.162                                         BOND E
     89-04         9.083       9.087       9.092       9.115       9.142
     89-08         9.062       9.067       9.072       9.095       9.121                                         $14,106,000.00
     89-12         9.042       9.047       9.051       9.074       9.100
     89-16         9.022       9.027       9.031       9.054       9.079
     89-20         9.002       9.006       9.011       9.033       9.058
     89-24         8.982       8.986       8.991       9.013       9.038
     89-28         8.961       8.966       8.971       8.993       9.017

     90-00         8.941       8.946       8.950       8.973       8.997
     90-04         8.921       8.926       8.930       8.952       8.976
     90-08         8.901       8.906       8.910       8.932       8.955
     90-12         8.881       8.886       8.890       8.912       8.935
     90-16         8.861       8.866       8.871       8.892       8.914
     90-20         8.842       8.846       8.851       8.872       8.894
     90-24         8.822       8.826       8.831       8.852       8.874
     90-28         8.802       8.807       8.811       8.832       8.853

     91-00         8.782       8.787       8.791       8.812       8.833
     91-04         8.762       8.767       8.771       8.792       8.813
     91-08         8.743       8.747       8.752       8.772       8.793
     91-12         8.723       8.728       8.732       8.752       8.772
     91-16         8.703       8.708       8.712       8.732       8.752
     91-20         8.684       8.688       8.693       8.713       8.732
     91-24         8.664       8.669       8.673       8.693       8.712
     91-28         8.645       8.649       8.654       8.673       8.692

     92-00         8.625       8.630       8.634       8.653       8.672
     92-04         8.606       8.610       8.615       8.634       8.652
     92-08         8.586       8.591       8.595       8.614       8.632
     92-12         8.567       8.572       8.576       8.595       8.612
     92-16         8.547       8.552       8.557       8.575       8.592
     92-20         8.528       8.533       8.537       8.556       8.572
     92-24         8.509       8.514       8.518       8.536       8.553
     92-28         8.490       8.494       8.499       8.517       8.533

First Payment     10.639      10.639      10.639      10.389      10.222
Average Life      10.639      10.639      10.639      10.494      10.222
Last Payment      10.639      10.639      10.639      10.639      10.222
Mod.Dur. @  91-00  6.912       6.912       6.912       6.851       6.735
Accrued Interest   0.496       0.496       0.496       0.496       0.496
Treas to Avg Life  5.387       5.387       5.387       5.385       5.381

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND E BBB- CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                               9
                                  PSSFC 99-NRF1

SCENARIO 2: PREPAYMENT BEGINS AFTER LOCKOUT, YIELD MAINTENANCE AND PREPAYMENT
            PENALTY PERIODS

CURRENT BALANCE: $190,500,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.374%                                                       FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                 TOTAL CLASSES: 46
ORIGINAL BALANCE: $190,500,000.00               BOND A-1 BE-YIELD TABLE     YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                          ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                          CLASS SUMMARY
     98-16         6.748       6.749       6.750       6.751       6.755                                          BOND A-1
     98-20         6.719       6.720       6.721       6.722       6.725
     98-24         6.690       6.691       6.691       6.692       6.695                                          $190,500,000.00
     98-28         6.661       6.662       6.662       6.663       6.666
     99-00         6.632       6.633       6.633       6.634       6.636
     99-04         6.603       6.604       6.604       6.605       6.606
     99-08         6.574       6.575       6.575       6.576       6.577
     99-12         6.546       6.546       6.546       6.546       6.548

     99-16         6.517       6.517       6.517       6.517       6.518
     99-20         6.488       6.488       6.488       6.489       6.489
     99-24         6.460       6.460       6.460       6.460       6.460
     99-28         6.431       6.431       6.431       6.431       6.430
    100-00         6.403       6.402       6.402       6.402       6.401
    100-04         6.374       6.374       6.374       6.373       6.372
    100-08         6.346       6.345       6.345       6.345       6.343
    100-12         6.317       6.317       6.317       6.316       6.314

    100-16         6.289       6.289       6.288       6.287       6.285
    100-20         6.261       6.260       6.260       6.259       6.256
    100-24         6.233       6.232       6.231       6.230       6.228
    100-28         6.205       6.204       6.203       6.202       6.199
    101-00         6.176       6.176       6.175       6.174       6.170
    101-04         6.148       6.147       6.146       6.145       6.141
    101-08         6.120       6.119       6.118       6.117       6.113
    101-12         6.093       6.091       6.090       6.089       6.084

    101-16         6.065       6.063       6.062       6.061       6.056
    101-20         6.037       6.035       6.034       6.033       6.027
    101-24         6.009       6.007       6.006       6.004       5.999
    101-28         5.981       5.980       5.978       5.976       5.970
    102-00         5.954       5.952       5.950       5.948       5.942
    102-04         5.926       5.924       5.922       5.920       5.914
    102-08         5.898       5.896       5.895       5.893       5.885
    102-12         5.871       5.869       5.867       5.865       5.857

First Payment      0.056       0.056       0.056       0.056       0.056
Average Life       5.501       5.477       5.454       5.430       5.346
Last Payment       8.806       8.722       8.639       8.472       8.222
Mod.Dur. @ 100-16  4.382       4.367       4.353       4.338       4.284
Accrued Interest   0.425       0.425       0.425       0.425       0.425
Treas to Avg Life  5.292       5.292       5.291       5.291       5.289

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-1 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              10
                                  PSSFC 99-NRF1

SCENARIO 2: PREPAYMENT BEGINS AFTER LOCKOUT, YIELD MAINTENANCE AND PREPAYMENT
            PENALTY PERIODS

CURRENT BALANCE: $486,554,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.726%                                                       FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                 TOTAL CLASSES: 46
ORIGINAL BALANCE: $486,554,000.00               BOND A-2 BE-YIELD TABLE     YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                          ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                          CLASS SUMMARY
     99-16         6.856       6.856       6.856       6.857       6.858                                          BOND A-2
     99-20         6.838       6.838       6.838       6.838       6.838
     99-24         6.819       6.819       6.819       6.819       6.819                                          $486,554,000.00
     99-28         6.801       6.801       6.801       6.800       6.800
    100-00         6.782       6.782       6.782       6.782       6.781
    100-04         6.764       6.764       6.763       6.763       6.762
    100-08         6.746       6.745       6.745       6.745       6.743
    100-12         6.727       6.727       6.726       6.726       6.724

    100-16         6.709       6.709       6.708       6.707       6.705
    100-20         6.691       6.690       6.690       6.689       6.686
    100-24         6.672       6.672       6.671       6.670       6.667
    100-28         6.654       6.654       6.653       6.652       6.648
    101-00         6.636       6.635       6.635       6.633       6.629
    101-04         6.618       6.617       6.616       6.615       6.610
    101-08         6.600       6.599       6.598       6.597       6.591
    101-12         6.582       6.581       6.580       6.578       6.572

    101-16         6.564       6.563       6.561       6.560       6.554
    101-20         6.545       6.544       6.543       6.542       6.535
    101-24         6.527       6.526       6.525       6.523       6.516
    101-28         6.509       6.508       6.507       6.505       6.497
    102-00         6.492       6.490       6.489       6.487       6.479
    102-04         6.474       6.472       6.471       6.469       6.460
    102-08         6.456       6.454       6.453       6.451       6.441
    102-12         6.438       6.436       6.435       6.432       6.423

    102-16         6.420       6.418       6.417       6.414       6.404
    102-20         6.402       6.401       6.399       6.396       6.386
    102-24         6.384       6.383       6.381       6.378       6.367
    102-28         6.367       6.365       6.363       6.360       6.349
    103-00         6.349       6.347       6.345       6.342       6.330
    103-04         6.331       6.329       6.327       6.324       6.312
    103-08         6.313       6.312       6.309       6.306       6.294
    103-12         6.296       6.294       6.291       6.288       6.275

First Payment      8.806       8.722       8.639       8.472       8.222
Average Life       9.416       9.369       9.312       9.237       8.936
Last Payment       9.806       9.806       9.806       9.722       9.472
Mod.Dur. @ 101-16  6.789       6.764       6.734       6.695       6.535
Accrued Interest   0.448       0.448       0.448       0.448       0.448
Treas to Avg Life  5.367       5.366       5.365       5.363       5.357

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-2 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              11
                                  PSSFC 99-NRF1

SCENARIO 2: PREPAYMENT BEGINS AFTER LOCKOUT, YIELD MAINTENANCE AND PREPAYMENT
            PENALTY PERIODS

CURRENT BALANCE: $51,720,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.824%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $51,720,000.00                  BOND B BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                         ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                         CLASS SUMMARY
     99-16         6.956       6.956       6.956       6.956       6.956                                         BOND B
     99-20         6.938       6.938       6.938       6.938       6.938
     99-24         6.919       6.919       6.919       6.919       6.919                                         $51,720,000.00
     99-28         6.901       6.901       6.901       6.901       6.901
    100-00         6.884       6.884       6.884       6.883       6.883
    100-04         6.866       6.866       6.866       6.865       6.865
    100-08         6.848       6.848       6.848       6.848       6.846
    100-12         6.830       6.830       6.830       6.830       6.828

    100-16         6.812       6.812       6.812       6.812       6.810
    100-20         6.794       6.794       6.794       6.794       6.792
    100-24         6.776       6.776       6.776       6.776       6.774
    100-28         6.758       6.758       6.758       6.758       6.756
    101-00         6.741       6.741       6.741       6.740       6.737
    101-04         6.723       6.723       6.723       6.723       6.719
    101-08         6.705       6.705       6.705       6.705       6.701
    101-12         6.688       6.688       6.688       6.687       6.683

    101-16         6.670       6.670       6.670       6.670       6.665
    101-20         6.652       6.652       6.652       6.652       6.648
    101-24         6.635       6.635       6.635       6.634       6.630
    101-28         6.617       6.617       6.617       6.617       6.612
    102-00         6.600       6.600       6.600       6.599       6.594
    102-04         6.582       6.582       6.582       6.582       6.576
    102-08         6.565       6.565       6.565       6.564       6.558
    102-12         6.547       6.547       6.547       6.547       6.541

    102-16         6.530       6.530       6.530       6.529       6.523
    102-20         6.513       6.513       6.513       6.512       6.505
    102-24         6.495       6.495       6.495       6.494       6.487
    102-28         6.478       6.478       6.478       6.477       6.470
    103-00         6.460       6.460       6.460       6.460       6.452
    103-04         6.443       6.443       6.443       6.442       6.435
    103-08         6.426       6.426       6.426       6.425       6.417
    103-12         6.409       6.409       6.409       6.408       6.400

First Payment      9.806       9.806       9.806       9.722       9.472
Average Life       9.806       9.806       9.806       9.783       9.563
Last Payment       9.806       9.806       9.806       9.806       9.639
Mod.Dur. @ 101-16  6.957       6.957       6.957       6.945       6.834
Accrued Interest   0.455       0.455       0.455       0.455       0.455
Treas to Avg Life  5.374       5.374       5.374       5.374       5.369

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND B AA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              12
                                  PSSFC 99-NRF1

SCENARIO 2: PREPAYMENT BEGINS AFTER LOCKOUT, YIELD MAINTENANCE AND PREPAYMENT
            PENALTY PERIODS

CURRENT BALANCE: $47,018,000.00                                                  DATED DATE: 03/01/99
          COUPON:  6.972%                                                       FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                 TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND C BE-YIELD TABLE     YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                          ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                          CLASS SUMMARY
     99-16         7.107       7.107       7.107       7.107       7.108                                          BOND C
     99-20         7.089       7.089       7.089       7.089       7.089
     99-24         7.071       7.071       7.071       7.071       7.071                                          $47,018,000.00
     99-28         7.053       7.053       7.053       7.053       7.053
    100-00         7.035       7.035       7.035       7.035       7.034
    100-04         7.017       7.017       7.017       7.017       7.016
    100-08         6.999       6.999       6.999       6.999       6.998
    100-12         6.981       6.981       6.981       6.981       6.979

    100-16         6.963       6.963       6.963       6.963       6.961
    100-20         6.945       6.945       6.945       6.945       6.943
    100-24         6.927       6.927       6.927       6.927       6.925
    100-28         6.909       6.909       6.909       6.909       6.907
    101-00         6.892       6.891       6.891       6.891       6.889
    101-04         6.874       6.874       6.874       6.873       6.871
    101-08         6.856       6.856       6.856       6.856       6.853
    101-12         6.838       6.838       6.838       6.838       6.835

    101-16         6.821       6.820       6.820       6.820       6.817
    101-20         6.803       6.803       6.803       6.802       6.799
    101-24         6.785       6.785       6.785       6.785       6.781
    101-28         6.768       6.767       6.767       6.767       6.763
    102-00         6.750       6.750       6.750       6.750       6.745
    102-04         6.732       6.732       6.732       6.732       6.727
    102-08         6.715       6.715       6.715       6.714       6.710
    102-12         6.697       6.697       6.697       6.697       6.692

    102-16         6.680       6.680       6.680       6.679       6.674
    102-20         6.662       6.662       6.662       6.662       6.656
    102-24         6.645       6.645       6.645       6.644       6.639
    102-28         6.628       6.627       6.627       6.627       6.621
    103-00         6.610       6.610       6.610       6.610       6.603
    103-04         6.593       6.593       6.593       6.592       6.586
    103-08         6.576       6.575       6.575       6.575       6.568
    103-12         6.558       6.558       6.558       6.558       6.551

First Payment      9.806       9.806       9.806       9.806       9.639
Average Life       9.852       9.847       9.840       9.831       9.646
Last Payment       9.889       9.889       9.889       9.889       9.722
Mod.Dur. @ 101-16  6.931       6.928       6.925       6.921       6.829
Accrued Interest   0.465       0.465       0.465       0.465       0.465
Treas to Avg Life  5.375       5.375       5.375       5.374       5.371

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND C A CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              13
                                  PSSFC 99-NRF1

SCENARIO 2: PREPAYMENT BEGINS AFTER LOCKOUT, YIELD MAINTENANCE AND PREPAYMENT
            PENALTY PERIODS

CURRENT BALANCE: $47,018,000.00                                                 DATED DATE: 03/01/99
          COUPON:  7.435%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND D BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                         ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                         CLASS SUMMARY
     96-00         8.022       8.024       8.026       8.029       8.040                                         BOND D
     96-04         8.004       8.005       8.008       8.011       8.021
     96-08         7.985       7.987       7.989       7.992       8.002                                         $47,018,000.00
     96-12         7.967       7.968       7.970       7.973       7.983
     96-16         7.948       7.950       7.952       7.955       7.964
     96-20         7.930       7.932       7.933       7.936       7.945
     96-24         7.912       7.913       7.915       7.918       7.926
     96-28         7.893       7.895       7.897       7.899       7.908

     97-00         7.875       7.876       7.878       7.881       7.889
     97-04         7.857       7.858       7.860       7.862       7.870
     97-08         7.839       7.840       7.841       7.844       7.851
     97-12         7.820       7.822       7.823       7.825       7.833
     97-16         7.802       7.803       7.805       7.807       7.814
     97-20         7.784       7.785       7.787       7.789       7.796
     97-24         7.766       7.767       7.768       7.770       7.777
     97-28         7.748       7.749       7.750       7.752       7.759

     98-00         7.730       7.731       7.732       7.734       7.740
     98-04         7.712       7.713       7.714       7.716       7.722
     98-08         7.694       7.695       7.696       7.697       7.703
     98-12         7.676       7.677       7.678       7.679       7.685
     98-16         7.658       7.659       7.660       7.661       7.666
     98-20         7.640       7.641       7.642       7.643       7.648
     98-24         7.622       7.623       7.624       7.625       7.630
     98-28         7.604       7.605       7.606       7.607       7.611

     99-00         7.587       7.587       7.588       7.589       7.593
     99-04         7.569       7.569       7.570       7.571       7.575
     99-08         7.551       7.551       7.552       7.553       7.557
     99-12         7.533       7.534       7.534       7.535       7.539
     99-16         7.516       7.516       7.516       7.517       7.521
     99-20         7.498       7.498       7.499       7.499       7.502
     99-24         7.480       7.481       7.481       7.482       7.484
     99-28         7.463       7.463       7.463       7.464       7.466

First Payment      9.889       9.889       9.889       9.889       9.722
Average Life      10.531      10.489      10.438      10.363      10.158
Last Payment      10.639      10.639      10.639      10.639      10.222
Mod.Dur. @  98-00  7.036       7.018       6.995       6.962       6.870
Accrued Interest   0.496       0.496       0.496       0.496       0.496
Treas to Avg Life  5.386       5.385       5.384       5.383       5.380

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND D BBB CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              14
                                  PSSFC 99-NRF1

SCENARIO 2: PREPAYMENT BEGINS AFTER LOCKOUT, YIELD MAINTENANCE AND PREPAYMENT
            PENALTY PERIODS

 CURRENT BALANCE: $14,106,000.00                                                  DATED DATE: 03/01/99
          COUPON:  7.435%                                                       FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                 TOTAL CLASSES: 46
ORIGINAL BALANCE: $14,106,000.00                  BOND E BE-YIELD TABLE     YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%      25.00%      50.00%      75.00%     100.00%                                          ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                          CLASS SUMMARY
     89-00         9.103       9.104       9.104       9.105       9.150                                          BOND E
     89-04         9.083       9.083       9.084       9.084       9.129
     89-08         9.062       9.063       9.063       9.064       9.108                                          $14,106,000.00
     89-12         9.042       9.043       9.043       9.044       9.087
     89-16         9.022       9.022       9.023       9.024       9.067
     89-20         9.002       9.002       9.003       9.003       9.046
     89-24         8.982       8.982       8.983       8.983       9.025
     89-28         8.961       8.962       8.962       8.963       9.005

     90-00         8.941       8.942       8.942       8.943       8.984
     90-04         8.921       8.922       8.922       8.923       8.963
     90-08         8.901       8.902       8.902       8.903       8.943
     90-12         8.881       8.882       8.882       8.883       8.922
     90-16         8.861       8.862       8.862       8.863       8.902
     90-20         8.842       8.842       8.843       8.843       8.882
     90-24         8.822       8.822       8.823       8.823       8.861
     90-28         8.802       8.802       8.803       8.803       8.841

     91-00         8.782       8.783       8.783       8.784       8.821
     91-04         8.762       8.763       8.763       8.764       8.800
     91-08         8.743       8.743       8.744       8.744       8.780
     91-12         8.723       8.723       8.724       8.725       8.760
     91-16         8.703       8.704       8.704       8.705       8.740
     91-20         8.684       8.684       8.685       8.685       8.720
     91-24         8.664       8.665       8.665       8.666       8.700
     91-28         8.645       8.645       8.646       8.646       8.679

     92-00         8.625       8.626       8.626       8.627       8.659
     92-04         8.606       8.606       8.607       8.607       8.639
     92-08         8.586       8.587       8.587       8.588       8.620
     92-12         8.567       8.567       8.568       8.568       8.600
     92-16         8.547       8.548       8.548       8.549       8.580
     92-20         8.528       8.529       8.529       8.530       8.560
     92-24         8.509       8.509       8.510       8.510       8.540
     92-28         8.490       8.490       8.491       8.491       8.520

First Payment     10.639      10.639      10.639      10.639      10.222
Average Life      10.639      10.639      10.639      10.639      10.222
Last Payment      10.639      10.639      10.639      10.639      10.222
Mod.Dur. @  91-00  6.912       6.912       6.912       6.912       6.736
Accrued Interest   0.496       0.496       0.496       0.496       0.496
Treas to Avg Life  5.387       5.387       5.387       5.387       5.381

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND E BBB- CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              15
                                  PSSFC 99-NRF1

SCENARIO 3: PREPAYMENT BEGINS AFTER LOCKOUT PERIODS

CURRENT BALANCE: $190,500,000.00                                                  DATED DATE: 03/01/99
          COUPON:  6.374%                                                  FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                  TOTAL CLASSES: 46
ORIGINAL BALANCE: $190,500,000.00               BOND A-1 BE-YIELD TABLE      YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   0.00%      25.00%      50.00%      75.00%     100.00%                                           ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                           CLASS SUMMARY
     98-16         6.748      11.940      19.298      32.381     240.276                                           BOND A-1
     98-20         6.719      11.829      19.069      31.936     235.301
     98-24         6.690      11.717      18.841      31.493     230.388                                           $190,500,000.00
     98-28         6.661      11.607      18.614      31.052     225.536
     99-00         6.632      11.496      18.387      30.613     220.745
     99-04         6.603      11.386      18.161      30.175     216.015
     99-08         6.574      11.276      17.936      29.738     211.343
     99-12         6.546      11.166      17.711      29.304     206.729

     99-16         6.517      11.057      17.487      28.871     202.173
     99-20         6.488      10.948      17.263      28.439     197.673
     99-24         6.460      10.839      17.041      28.009     193.229
     99-28         6.431      10.730      16.818      27.581     188.840
    100-00         6.403      10.621      16.597      27.154     184.506
    100-04         6.374      10.513      16.376      26.729     180.225
    100-08         6.346      10.405      16.156      26.306     175.998
    100-12         6.317      10.297      15.936      25.884     171.822

    100-16         6.289      10.190      15.717      25.463     167.698
    100-20         6.261      10.083      15.499      25.044     163.624
    100-24         6.233       9.976      15.281      24.627     159.601
    100-28         6.205       9.869      15.064      24.211     155.627
    101-00         6.176       9.762      14.847      23.797     151.702
    101-04         6.148       9.656      14.631      23.384     147.825
    101-08         6.120       9.550      14.416      22.972     143.995
    101-12         6.093       9.444      14.201      22.562     140.212

    101-16         6.065       9.339      13.987      22.154     136.475
    101-20         6.037       9.234      13.773      21.747     132.784
    101-24         6.009       9.128      13.560      21.342     129.138
    101-28         5.981       9.024      13.348      20.938     125.536
    102-00         5.954       8.919      13.136      20.535     121.978
    102-04         5.926       8.815      12.925      20.134     118.463
    102-08         5.898       8.711      12.714      19.734     114.990
    102-12         5.871       8.607      12.504      19.336     111.560

First Payment      0.056       0.056       0.056       0.056       0.056
Average Life       5.501       1.309       0.645       0.347       0.056
Last Payment       8.806       2.806       1.472       0.806       0.056
Mod.Dur. @ 100-16  4.382       1.154       0.566       0.295       0.030
Accrued Interest   0.425       0.425       0.425       0.425       0.425
Treas to Avg Life  5.292       4.966       4.767       4.640       4.589

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-1 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              16
                                  PSSFC 99-NRF1

SCENARIO 3: PREPAYMENT BEGINS AFTER LOCKOUT PERIODS

CURRENT BALANCE: $486,554,000.00                                               DATED DATE: 03/01/99
          COUPON:  6.726%                                                   FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $486,554,000.00               BOND A-2 BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   0.00%      25.00%      50.00%      75.00%     100.00%                                        ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                        CLASS SUMMARY
     99-16         6.856       7.204       7.510       7.708       8.000                                        BOND A-2
     99-20         6.838       7.180       7.481       7.676       7.962
     99-24         6.819       7.156       7.452       7.644       7.924                                        $486,554,000.00
     99-28         6.801       7.132       7.423       7.611       7.887
    100-00         6.782       7.108       7.395       7.579       7.849
    100-04         6.764       7.084       7.366       7.547       7.812
    100-08         6.746       7.060       7.337       7.515       7.775
    100-12         6.727       7.036       7.308       7.483       7.738

    100-16         6.709       7.012       7.280       7.451       7.701
    100-20         6.691       6.988       7.251       7.419       7.664
    100-24         6.672       6.965       7.223       7.387       7.627
    100-28         6.654       6.941       7.194       7.356       7.590
    101-00         6.636       6.917       7.166       7.324       7.553
    101-04         6.618       6.893       7.137       7.292       7.517
    101-08         6.600       6.870       7.109       7.261       7.480
    101-12         6.582       6.846       7.081       7.229       7.444

    101-16         6.564       6.823       7.053       7.198       7.407
    101-20         6.545       6.799       7.025       7.166       7.371
    101-24         6.527       6.776       6.996       7.135       7.335
    101-28         6.509       6.752       6.968       7.104       7.298
    102-00         6.492       6.729       6.940       7.073       7.262
    102-04         6.474       6.706       6.912       7.042       7.226
    102-08         6.456       6.682       6.884       7.010       7.190
    102-12         6.438       6.659       6.857       6.979       7.154

    102-16         6.420       6.636       6.829       6.948       7.119
    102-20         6.402       6.612       6.801       6.918       7.083
    102-24         6.384       6.589       6.773       6.887       7.047
    102-28         6.367       6.566       6.746       6.856       7.012
    103-00         6.349       6.543       6.718       6.825       6.976
    103-04         6.331       6.520       6.690       6.794       6.941
    103-08         6.313       6.497       6.663       6.764       6.906
    103-12         6.296       6.474       6.635       6.733       6.870

First Payment      8.806       2.806       1.472       0.806       0.056
Average Life       9.416       6.854       5.635       5.061       4.431
Last Payment       9.806       9.472       9.389       9.389       9.056
Mod.Dur. @ 101-16  6.789       5.210       4.349       3.903       3.371
Accrued Interest   0.448       0.448       0.448       0.448       0.448
Treas to Avg Life  5.367       5.318       5.295       5.284       5.260

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-2 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              17
                                  PSSFC 99-NRF1

SCENARIO 3: PREPAYMENT BEGINS AFTER LOCKOUT PERIODS

 CURRENT BALANCE: $51,720,000.00                                                DATED DATE: 03/01/99
          COUPON:  6.824%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $51,720,000.00                  BOND B BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   0.00%      25.00%      50.00%      75.00%     100.00%                                        ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                        CLASS SUMMARY
     99-16         6.956       6.959       6.958       6.957       6.957                                        BOND B
     99-20         6.938       6.941       6.939       6.938       6.938
     99-24         6.919       6.922       6.921       6.920       6.919                                        $51,720,000.00
     99-28         6.901       6.904       6.902       6.901       6.901
    100-00         6.884       6.886       6.884       6.883       6.882
    100-04         6.866       6.867       6.865       6.864       6.863
    100-08         6.848       6.849       6.847       6.846       6.844
    100-12         6.830       6.831       6.829       6.828       6.825

    100-16         6.812       6.813       6.810       6.809       6.807
    100-20         6.794       6.795       6.792       6.791       6.788
    100-24         6.776       6.777       6.774       6.773       6.769
    100-28         6.758       6.758       6.756       6.754       6.751
    101-00         6.741       6.740       6.737       6.736       6.732
    101-04         6.723       6.722       6.719       6.718       6.713
    101-08         6.705       6.704       6.701       6.700       6.695
    101-12         6.688       6.686       6.683       6.681       6.676

    101-16         6.670       6.668       6.665       6.663       6.658
    101-20         6.652       6.651       6.647       6.645       6.639
    101-24         6.635       6.633       6.629       6.627       6.621
    101-28         6.617       6.615       6.611       6.609       6.603
    102-00         6.600       6.597       6.593       6.591       6.584
    102-04         6.582       6.579       6.575       6.573       6.566
    102-08         6.565       6.561       6.557       6.555       6.548
    102-12         6.547       6.544       6.539       6.537       6.529

    102-16         6.530       6.526       6.521       6.519       6.511
    102-20         6.513       6.508       6.503       6.501       6.493
    102-24         6.495       6.491       6.486       6.484       6.475
    102-28         6.478       6.473       6.468       6.466       6.457
    103-00         6.460       6.455       6.450       6.448       6.438
    103-04         6.443       6.438       6.432       6.430       6.420
    103-08         6.426       6.420       6.415       6.412       6.402
    103-12         6.409       6.403       6.397       6.395       6.384

First Payment      9.806       9.472       9.389       9.389       9.056
Average Life       9.806       9.570       9.470       9.432       9.183
Last Payment       9.806       9.639       9.556       9.472       9.306
Mod.Dur. @ 101-16  6.957       6.838       6.787       6.767       6.639
Accrued Interest   0.455       0.455       0.455       0.455       0.455
Treas to Avg Life  5.374       5.370       5.368       5.367       5.362

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND B AA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              18
                                  PSSFC 99-NRF1

SCENARIO 3: PREPAYMENT BEGINS AFTER LOCKOUT PERIODS

 CURRENT BALANCE: $47,018,000.00                                                DATED DATE: 03/01/99
          COUPON:  6.972%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND C BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   0.00%      25.00%      50.00%      75.00%     100.00%                                        ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                        CLASS SUMMARY
     99-16         7.107       7.110       7.109       7.108       7.108                                        BOND C
     99-20         7.089       7.091       7.091       7.090       7.090
     99-24         7.071       7.073       7.072       7.071       7.071                                        $47,018,000.00
     99-28         7.053       7.055       7.054       7.053       7.052
    100-00         7.035       7.037       7.036       7.034       7.033
    100-04         7.017       7.019       7.017       7.016       7.015
    100-08         6.999       7.000       6.999       6.998       6.996
    100-12         6.981       6.982       6.981       6.980       6.978

    100-16         6.963       6.964       6.963       6.961       6.959
    100-20         6.945       6.946       6.945       6.943       6.941
    100-24         6.927       6.928       6.926       6.925       6.922
    100-28         6.909       6.910       6.908       6.907       6.904
    101-00         6.892       6.892       6.890       6.889       6.885
    101-04         6.874       6.874       6.872       6.871       6.867
    101-08         6.856       6.856       6.854       6.852       6.848
    101-12         6.838       6.838       6.836       6.834       6.830

    101-16         6.821       6.821       6.818       6.816       6.812
    101-20         6.803       6.803       6.800       6.798       6.793
    101-24         6.785       6.785       6.782       6.780       6.775
    101-28         6.768       6.767       6.765       6.763       6.757
    102-00         6.750       6.749       6.747       6.745       6.739
    102-04         6.732       6.732       6.729       6.727       6.721
    102-08         6.715       6.714       6.711       6.709       6.702
    102-12         6.697       6.696       6.693       6.691       6.684

    102-16         6.680       6.679       6.676       6.673       6.666
    102-20         6.662       6.661       6.658       6.656       6.648
    102-24         6.645       6.644       6.640       6.638       6.630
    102-28         6.628       6.626       6.623       6.620       6.612
    103-00         6.610       6.609       6.605       6.602       6.594
    103-04         6.593       6.591       6.587       6.585       6.576
    103-08         6.576       6.574       6.570       6.567       6.558
    103-12         6.558       6.556       6.552       6.550       6.540

First Payment      9.806       9.639       9.556       9.472       9.306
Average Life       9.852       9.730       9.659       9.610       9.383
Last Payment       9.889       9.806       9.722       9.722       9.472
Mod.Dur. @ 101-16  6.931       6.871       6.836       6.811       6.697
Accrued Interest   0.465       0.465       0.465       0.465       0.465
Treas to Avg Life  5.375       5.373       5.371       5.370       5.366

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND C A CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              19
                                  PSSFC 99-NRF1

SCENARIO 3: PREPAYMENT BEGINS AFTER LOCKOUT PERIODS

 CURRENT BALANCE: $47,018,000.00                                                DATED DATE: 03/01/99
          COUPON:  7.435%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND D BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   0.00%      25.00%      50.00%      75.00%     100.00%                                        ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                        CLASS SUMMARY
     96-00         8.022       8.127       8.163       8.179       8.206                                        BOND D
     96-04         8.004       8.107       8.143       8.160       8.186
     96-08         7.985       8.088       8.124       8.140       8.166                                        $47,018,000.00
     96-12         7.967       8.068       8.104       8.121       8.146
     96-16         7.948       8.049       8.085       8.101       8.126
     96-20         7.930       8.030       8.066       8.082       8.107
     96-24         7.912       8.010       8.046       8.063       8.087
     96-28         7.893       7.991       8.027       8.043       8.067

     97-00         7.875       7.972       8.008       8.024       8.047
     97-04         7.857       7.953       7.988       8.005       8.028
     97-08         7.839       7.933       7.969       7.985       8.008
     97-12         7.820       7.914       7.950       7.966       7.989
     97-16         7.802       7.895       7.931       7.947       7.969
     97-20         7.784       7.876       7.912       7.928       7.950
     97-24         7.766       7.857       7.893       7.909       7.930
     97-28         7.748       7.838       7.874       7.890       7.911

     98-00         7.730       7.819       7.855       7.871       7.891
     98-04         7.712       7.800       7.836       7.851       7.872
     98-08         7.694       7.781       7.817       7.832       7.852
     98-12         7.676       7.762       7.798       7.814       7.833
     98-16         7.658       7.744       7.779       7.795       7.814
     98-20         7.640       7.725       7.760       7.776       7.795
     98-24         7.622       7.706       7.741       7.757       7.775
     98-28         7.604       7.687       7.722       7.738       7.756

     99-00         7.587       7.668       7.704       7.719       7.737
     99-04         7.569       7.650       7.685       7.700       7.718
     99-08         7.551       7.631       7.666       7.682       7.699
     99-12         7.533       7.612       7.648       7.663       7.680
     99-16         7.516       7.594       7.629       7.644       7.661
     99-20         7.498       7.575       7.610       7.626       7.642
     99-24         7.480       7.557       7.592       7.607       7.623
     99-28         7.463       7.538       7.573       7.588       7.604

First Payment      9.889       9.806       9.722       9.722       9.472
Average Life      10.531       9.806       9.801       9.775       9.532
Last Payment      10.639       9.806       9.806       9.806       9.639
Mod.Dur. @  98-00  7.036       6.693       6.680       6.662       6.540
Accrued Interest   0.496       0.496       0.496       0.496       0.496
Treas to Avg Life  5.386       5.374       5.374       5.373       5.369

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND D BBB CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              20
                                  PSSFC 99-NRF1

SCENARIO 3: PREPAYMENT BEGINS AFTER LOCKOUT PERIODS

CURRENT BALANCE: $14,106,000.00                                               DATED DATE: 03/01/99
          COUPON:  7.435%                                                    FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                              TOTAL CLASSES: 46
ORIGINAL BALANCE: $14,106,000.00                  BOND E BE-YIELD TABLE  YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                   0.00%      25.00%      50.00%      75.00%     100.00%                                       ORIGINAL
     PRICE           CPR         CPR         CPR         CPR         CPR                                       CLASS SUMMARY
     89-00         9.103       9.273       9.311       9.328       9.367                                       BOND E
     89-04         9.083       9.251       9.289       9.307       9.346
     89-08         9.062       9.230       9.268       9.285       9.324                                       $14,106,000.00
     89-12         9.042       9.208       9.246       9.264       9.302
     89-16         9.022       9.187       9.225       9.242       9.280
     89-20         9.002       9.166       9.203       9.221       9.259
     89-24         8.982       9.144       9.182       9.200       9.237
     89-28         8.961       9.123       9.161       9.178       9.215

     90-00         8.941       9.102       9.140       9.157       9.194
     90-04         8.921       9.081       9.118       9.136       9.172
     90-08         8.901       9.060       9.097       9.115       9.151
     90-12         8.881       9.038       9.076       9.093       9.129
     90-16         8.861       9.017       9.055       9.072       9.108
     90-20         8.842       8.996       9.034       9.051       9.087
     90-24         8.822       8.975       9.013       9.030       9.065
     90-28         8.802       8.954       8.992       9.009       9.044

     91-00         8.782       8.933       8.971       8.988       9.023
     91-04         8.762       8.913       8.950       8.967       9.002
     91-08         8.743       8.892       8.929       8.946       8.980
     91-12         8.723       8.871       8.908       8.925       8.959
     91-16         8.703       8.850       8.887       8.905       8.938
     91-20         8.684       8.829       8.867       8.884       8.917
     91-24         8.664       8.809       8.846       8.863       8.896
     91-28         8.645       8.788       8.825       8.842       8.875

     92-00         8.625       8.768       8.805       8.822       8.854
     92-04         8.606       8.747       8.784       8.801       8.833
     92-08         8.586       8.726       8.763       8.780       8.812
     92-12         8.567       8.706       8.743       8.760       8.792
     92-16         8.547       8.685       8.722       8.739       8.771
     92-20         8.528       8.665       8.702       8.719       8.750
     92-24         8.509       8.645       8.681       8.698       8.729
     92-28         8.490       8.624       8.661       8.678       8.709

First Payment     10.639       9.806       9.806       9.806       9.639
Average Life      10.639       9.809       9.806       9.806       9.639
Last Payment      10.639       9.889       9.806       9.806       9.639
Mod.Dur. @  91-00  6.912       6.539       6.526       6.519       6.437
Accrued Interest   0.496       0.496       0.496       0.496       0.496
Treas to Avg Life  5.387       5.374       5.374       5.374       5.371

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND E BBB- CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              21
                                  PSSFC 99-NRF1

SCENARIO 4A: 2% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $190,500,000.00                                                DATED DATE: 03/01/99
          COUPON:  6.374%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $190,500,000.00               BOND A-1 BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                         ORIGINAL
     PRICE           CPR                                                                                         CLASS SUMMARY

     98-16         6.788                                                                                         BOND A-1
     98-20         6.755
     98-24         6.722                                                                                         $190,500,000.00
     98-28         6.689
     99-00         6.656
     99-04         6.623
     99-08         6.590
     99-12         6.558

     99-16         6.525
     99-20         6.492
     99-24         6.460
     99-28         6.427
    100-00         6.395
    100-04         6.362
    100-08         6.330
    100-12         6.298

    100-16         6.265
    100-20         6.233
    100-24         6.201
    100-28         6.169
    101-00         6.137
    101-04         6.105
    101-08         6.073
    101-12         6.041

    101-16         6.009
    101-20         5.978
    101-24         5.946
    101-28         5.914
    102-00         5.883
    102-04         5.851
    102-08         5.820
    102-12         5.788

First Payment      0.056
Average Life       4.674
Last Payment       7.306
Mod.Dur. @ 100-16  3.844
Accrued Interest   0.425
Treas to Avg Life  5.270

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              22
                                  PSSFC 99-NRF1

SCENARIO 4A: 2% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

 CURRENT BALANCE: $486,554,000.00                                               DATED DATE: 03/01/99
          COUPON:  6.726%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $486,554,000.00               BOND A-2 BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                        ORIGINAL
     PRICE           CPR                                                                                        CLASS SUMMARY
     99-16         6.857                                                                                        BOND A-2
     99-20         6.838
     99-24         6.819                                                                                        $486,554,000.00
     99-28         6.800
    100-00         6.782
    100-04         6.763
    100-08         6.745
    100-12         6.726

    100-16         6.708
    100-20         6.689
    100-24         6.671
    100-28         6.652
    101-00         6.634
    101-04         6.615
    101-08         6.597
    101-12         6.579

    101-16         6.560
    101-20         6.542
    101-24         6.524
    101-28         6.506
    102-00         6.487
    102-04         6.469
    102-08         6.451
    102-12         6.433

    102-16         6.415
    102-20         6.397
    102-24         6.379
    102-28         6.361
    103-00         6.343
    103-04         6.325
    103-08         6.307
    103-12         6.289

First Payment      7.306
Average Life       9.261
Last Payment       9.806
Mod.Dur. @ 101-16  6.705
Accrued Interest   0.448
Treas to Avg Life  5.364

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-2 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              23
                                  PSSFC 99-NRF1

SCENARIO 4A: 2% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $51,720,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.824%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $51,720,000.00                  BOND B BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                         ORIGINAL
     PRICE           CPR                                                                                         CLASS SUMMARY
     99-16         6.956                                                                                         BOND B
     99-20         6.938
     99-24         6.919                                                                                         $51,720,000.00
     99-28         6.901
    100-00         6.884
    100-04         6.866
    100-08         6.848
    100-12         6.830

    100-16         6.812
    100-20         6.794
    100-24         6.776
    100-28         6.758
    101-00         6.741
    101-04         6.723
    101-08         6.705
    101-12         6.688

    101-16         6.670
    101-20         6.652
    101-24         6.635
    101-28         6.617
    102-00         6.600
    102-04         6.582
    102-08         6.565
    102-12         6.547

    102-16         6.530
    102-20         6.513
    102-24         6.495
    102-28         6.478
    103-00         6.460
    103-04         6.443
    103-08         6.426
    103-12         6.409

First Payment      9.806
Average Life       9.806
Last Payment       9.806
Mod.Dur. @ 101-16  6.957
Accrued Interest   0.455
Treas to Avg Life  5.374

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND B AA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              24
                                  PSSFC 99-NRF1

SCENARIO 4A: 2% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

 CURRENT BALANCE: $47,018,000.00                                               DATED DATE: 03/01/99
          COUPON:  6.972%                                                    FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                              TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND C BE-YIELD TABLE  YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                       ORIGINAL
     PRICE           CPR                                                                                       CLASS SUMMARY
     99-16         7.107                                                                                       BOND C
     99-20         7.089
     99-24         7.071                                                                                       $47,018,000.00
     99-28         7.053
    100-00         7.035
    100-04         7.017
    100-08         6.999
    100-12         6.981

    100-16         6.963
    100-20         6.945
    100-24         6.927
    100-28         6.909
    101-00         6.892
    101-04         6.874
    101-08         6.856
    101-12         6.838

    101-16         6.821
    101-20         6.803
    101-24         6.785
    101-28         6.768
    102-00         6.750
    102-04         6.733
    102-08         6.715
    102-12         6.698

    102-16         6.680
    102-20         6.663
    102-24         6.645
    102-28         6.628
    103-00         6.610
    103-04         6.593
    103-08         6.576
    103-12         6.559

First Payment      9.806
Average Life       9.857
Last Payment      10.056
Mod.Dur. @ 101-16  6.934
Accrued Interest   0.465
Treas to Avg Life  5.375

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND C A CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              25
                                  PSSFC 99-NRF1

SCENARIO 4A: 2% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

 CURRENT BALANCE: $47,018,000.00                                                DATED DATE: 03/01/99
          COUPON:  7.435%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND D BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99            PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                        ORIGINAL
     PRICE           CPR                                                                                        CLASS SUMMARY
     96-00         8.020                                                                                        BOND D
     96-04         8.002
     96-08         7.983                                                                                        $47,018,000.00
     96-12         7.965
     96-16         7.946
     96-20         7.928
     96-24         7.910
     96-28         7.892

     97-00         7.873
     97-04         7.855
     97-08         7.837
     97-12         7.819
     97-16         7.801
     97-20         7.783
     97-24         7.765
     97-28         7.747

     98-00         7.729
     98-04         7.711
     98-08         7.693
     98-12         7.675
     98-16         7.657
     98-20         7.640
     98-24         7.622
     98-28         7.604

     99-00         7.586
     99-04         7.569
     99-08         7.551
     99-12         7.533
     99-16         7.516
     99-20         7.498
     99-24         7.481
     99-28         7.463

First Payment     10.056
Average Life      10.612
Last Payment      10.639
Mod.Dur. @  98-00  7.073
Accrued Interest   0.496
Treas to Avg Life  5.387

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND D BBB CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              26
                                  PSSFC 99-NRF1

SCENARIO 4A: 2% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $14,106,000.00                                                 DATED DATE: 03/01/99
          COUPON:  7.435%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $14,106,000.00                  BOND E BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99            PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                         ORIGINAL
     PRICE           CPR                                                                                         CLASS SUMMARY
     89-00         9.089                                                                                         BOND E
     89-04         9.069
     89-08         9.049                                                                                         $14,106,000.00
     89-12         9.029
     89-16         9.009
     89-20         8.989
     89-24         8.969
     89-28         8.949

     90-00         8.929
     90-04         8.909
     90-08         8.889
     90-12         8.869
     90-16         8.850
     90-20         8.830
     90-24         8.810
     90-28         8.790

     91-00         8.771
     91-04         8.751
     91-08         8.732
     91-12         8.712
     91-16         8.693
     91-20         8.673
     91-24         8.654
     91-28         8.634

     92-00         8.615
     92-04         8.596
     92-08         8.576
     92-12         8.557
     92-16         8.538
     92-20         8.519
     92-24         8.500
     92-28         8.481

First Payment     10.639
Average Life      10.768
Last Payment      11.306
Mod.Dur. @  91-00  6.965
Accrued Interest   0.496
Treas to Avg Life  5.389

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND E BBB- CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              27
                                  PSSFC 99-NRF1

SCENARIO 4B: 4% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $190,500,000.00                                                DATED DATE: 03/01/99
          COUPON:  6.374%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $190,500,000.00               BOND A-1 BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                         ORIGINAL
     PRICE           CPR                                                                                         CLASS SUMMARY
     98-16         6.817                                                                                         BOND A-1
     98-20         6.781
     98-24         6.745                                                                                         $190,500,000.00
     98-28         6.709
     99-00         6.673
     99-04         6.638
     99-08         6.602
     99-12         6.566

     99-16         6.531
     99-20         6.495
     99-24         6.460
     99-28         6.424
    100-00         6.389
    100-04         6.354
    100-08         6.319
    100-12         6.284

    100-16         6.248
    100-20         6.213
    100-24         6.179
    100-28         6.144
    101-00         6.109
    101-04         6.074
    101-08         6.039
    101-12         6.005

    101-16         5.970
    101-20         5.936
    101-24         5.901
    101-28         5.867
    102-00         5.832
    102-04         5.798
    102-08         5.764
    102-12         5.730

First Payment      0.056
Average Life       4.225
Last Payment       6.472
Mod.Dur. @ 100-16  3.536
Accrued Interest   0.425
Treas to Avg Life  5.252

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-1 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              28
                                  PSSFC 99-NRF1

SCENARIO 4B: 4% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $486,554,000.00                                               DATED DATE: 03/01/99
          COUPON:  6.726%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $486,554,000.00               BOND A-2 BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                        ORIGINAL
     PRICE           CPR                                                                                        CLASS SUMMARY
     99-16         6.857                                                                                        BOND A-2
     99-20         6.838
     99-24         6.819                                                                                        $486,554,000.00
     99-28         6.800
    100-00         6.781
    100-04         6.762
    100-08         6.743
    100-12         6.724

    100-16         6.705
    100-20         6.686
    100-24         6.667
    100-28         6.648
    101-00         6.629
    101-04         6.611
    101-08         6.592
    101-12         6.573

    101-16         6.554
    101-20         6.536
    101-24         6.517
    101-28         6.498
    102-00         6.480
    102-04         6.461
    102-08         6.443
    102-12         6.424

    102-16         6.406
    102-20         6.387
    102-24         6.369
    102-28         6.350
    103-00         6.332
    103-04         6.314
    103-08         6.295
    103-12         6.277

First Payment      6.472
Average Life       8.997
Last Payment       9.806
Mod.Dur. @ 101-16  6.557
Accrued Interest   0.448
Treas to Avg Life  5.359

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND A-2 AAA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              29
                                  PSSFC 99-NRF1

SCENARIO 4B: 4% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $51,720,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.824%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $51,720,000.00                  BOND B BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                         ORIGINAL
     PRICE           CPR                                                                                         CLASS SUMMARY
     99-16         6.956                                                                                         BOND B
     99-20         6.938
     99-24         6.919                                                                                         $51,720,000.00
     99-28         6.901
    100-00         6.884
    100-04         6.866
    100-08         6.848
    100-12         6.830

    100-16         6.812
    100-20         6.794
    100-24         6.776
    100-28         6.758
    101-00         6.741
    101-04         6.723
    101-08         6.705
    101-12         6.688

    101-16         6.670
    101-20         6.652
    101-24         6.635
    101-28         6.617
    102-00         6.600
    102-04         6.582
    102-08         6.565
    102-12         6.547

    102-16         6.530
    102-20         6.513
    102-24         6.495
    102-28         6.478
    103-00         6.460
    103-04         6.443
    103-08         6.426
    103-12         6.409

First Payment      9.806
Average Life       9.806
Last Payment       9.806
Mod.Dur. @ 101-16  6.957
Accrued Interest   0.455
Treas to Avg Life  5.374

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND B AA CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              30
                                 PSSFC 99-NRF1

SCENARIO 4B: 4% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $47,018,000.00                                                 DATED DATE: 03/01/99
          COUPON:  6.972%                                                      FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND C BE-YIELD TABLE    YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                         ORIGINAL
     PRICE           CPR                                                                                         CLASS SUMMARY
     99-16         7.107                                                                                         BOND C
     99-20         7.089
     99-24         7.071                                                                                         $47,018,000.00
     99-28         7.053
    100-00         7.035
    100-04         7.017
    100-08         6.999
    100-12         6.981

    100-16         6.963
    100-20         6.946
    100-24         6.928
    100-28         6.910
    101-00         6.892
    101-04         6.875
    101-08         6.857
    101-12         6.839

    101-16         6.822
    101-20         6.804
    101-24         6.786
    101-28         6.769
    102-00         6.751
    102-04         6.734
    102-08         6.716
    102-12         6.699

    102-16         6.682
    102-20         6.664
    102-24         6.647
    102-28         6.630
    103-00         6.612
    103-04         6.595
    103-08         6.578
    103-12         6.560

First Payment      9.806
Average Life       9.912
Last Payment      10.639
Mod.Dur. @ 101-16  6.960
Accrued Interest   0.465
Treas to Avg Life  5.376

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND C A CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              31
                                  PSSFC 99-NRF1

SCENARIO 4B: 4% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $47,018,000.00                                                DATED DATE: 03/01/99
          COUPON:  7.435%                                                     FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                               TOTAL CLASSES: 46
ORIGINAL BALANCE: $47,018,000.00                  BOND D BE-YIELD TABLE   YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                        ORIGINAL
     PRICE           CPR                                                                                        CLASS SUMMARY
     96-00         8.019                                                                                        BOND D
     96-04         8.000
     96-08         7.982                                                                                        $47,018,000.00
     96-12         7.964
     96-16         7.945
     96-20         7.927
     96-24         7.909
     96-28         7.891

     97-00         7.873
     97-04         7.854
     97-08         7.836
     97-12         7.818
     97-16         7.800
     97-20         7.782
     97-24         7.764
     97-28         7.746

     98-00         7.728
     98-04         7.711
     98-08         7.693
     98-12         7.675
     98-16         7.657
     98-20         7.639
     98-24         7.622
     98-28         7.604

     99-00         7.586
     99-04         7.569
     99-08         7.551
     99-12         7.533
     99-16         7.516
     99-20         7.498
     99-24         7.481
     99-28         7.463

First Payment     10.639
Average Life      10.651
Last Payment      11.056
Mod.Dur. @  98-00  7.090
Accrued Interest   0.496
Treas to Avg Life  5.387

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND D BBB CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------

                                                                              32
                                  PSSFC 99-NRF1

SCENARIO 4B: 4% CDR STARTING IN MONTH 25, 25% SEVERITY, 12 MONTH LAG TO RECOVERY

CURRENT BALANCE: $14,106,000.00                                                  DATED DATE: 03/01/99
          COUPON:  7.435%                                                       FIRST PAYMENT: 04/15/99
          FACTOR: 1.0000000000                                                 TOTAL CLASSES: 46
ORIGINAL BALANCE: $14,106,000.00                  BOND E BE-YIELD TABLE     YIELD TABLE DATE: 03/25/99
                                                      PREPAYMENT SPEED
           PRICING SPEED
                    0.0%                                                                                          ORIGINAL
     PRICE           CPR                                                                                          CLASS SUMMARY
     89-00         9.023                                                                                          BOND E
     89-04         9.004
     89-08         8.984                                                                                          $14,106,000.00
     89-12         8.965
     89-16         8.946
     89-20         8.926
     89-24         8.907
     89-28         8.888

     90-00         8.869
     90-04         8.850
     90-08         8.830
     90-12         8.811
     90-16         8.792
     90-20         8.773
     90-24         8.754
     90-28         8.735

     91-00         8.716
     91-04         8.698
     91-08         8.679
     91-12         8.660
     91-16         8.641
     91-20         8.622
     91-24         8.604
     91-28         8.585

     92-00         8.566
     92-04         8.548
     92-08         8.529
     92-12         8.511
     92-16         8.492
     92-20         8.474
     92-24         8.455
     92-28         8.437

First Payment     11.056
Average Life      11.430
Last Payment      11.556
Mod.Dur. @  91-00  7.231
Accrued Interest   0.496
Treas to Avg Life  5.399

The preliminary pricing information contained herein is neither an offer to sell nor a solicitation to buy any securities. Moreover, there is no assurance that such information will not change prior to final pricing. Any formal offer or solicitation will be made by a prospectus (or offering memorandum) to be accompanied or followed by a written confirmation.

BOND E BBB- CLASS

THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN ANY SUBSEQUENT STRUCTURAL TERMSHEETS OR IN THE FINAL PROSPECTUS SUPPLEMENT. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY. THE SECURITIES DESCRIBED HEREIN ARE OFFERED ONLY PURSUANT TO A DEFINITIVE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTIVE INVESTORS WHO CONSIDER PURCHASING ANY SUCH SECURITIES SHOULD MAKE THEIR INVESTMENT DECISION BASED ONLY UPON THE INFORMATION PROVIDED THEREIN. CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE FINAL PROSPECTUS SUPPLEMENT.

PRUDENTIAL SECURITIES      CIBC OPPENHEIMER CORP.     MORGAN STANLEY DEAN WITTER
--------------------------------------------------------------------------------